                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 3, 2002
                                                           -------------

                             STARMEDIA NETWORK, INC.
       ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                      1-15015                   06-1461770
   --------------               -----------------            -------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)


           999 Brickell Av., Ste. 808
                   MIAMI, FL                                   33131
          ----------------------------                   -----------------
    (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (305) 938-3000
                                                           ----------------


                       29 WEST 36 ST., NEW YORK, NY 10018
                 ---------------------------------------------
          (Former name or former address, if changed since last report)

This Report on Form 8-K is being filed upon the occurrence of the events specified in the following item(s)

               ____     Item 1.  Changes in Control of Registrant
                XX      Item 2.  Acquisition or Disposition of Assets
               ____
               ____     Item 3.  Bankruptcy or Receivership
               ____     Item 4.  Changes in Registrant's Certifying Accountant
               ____     Item 5.  Other Events
               ____     Item 6.  Resignations of Registrant's Directors
               ____     Item 7.  Financial Statements and Exhibits
               ____     Item 8.  Change in Fiscal Year
               ____     Item 9.  Regulation FD Disclosure

                                                                    July 3, 2002

StarMedia Network has sold the portal WWW.STARMEDIA.COM and the interactive community Latin Red (WWW.LATINRED.NET) to the Spanish company, eresMas Interactiva S.A., for $8 million cash. Following the sale, StarMedia Network will focus its resources on the further development of its mobile Internet solutions business. StarMedia Network's mobile Internet solutions integrate technology, applications and content with wireless carriers' information systems to provide the carriers' users with access to information (local, entertainment, etc) and enhanced communications between users via voice and/or SMS and WAP. To date, StarMedia Network has provided its solutions to over 20 wireless carriers in Latin America.

In connection with the sale, StarMedia Network will begin operating under the trade name CycleLogic. The company's corporate name, StarMedia Network, Inc., will remain in use until the next General Meeting of Shareholders approves the change.



THIS PRESS RELEASE CONTAINS STATEMENTS OF A FORWARD-LOOKING NATURE WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 RELATING TO FUTURE EVENTS OR FUTURE FINANCIAL RESULTS OF STARMEDIA NETWORK, INC. INVESTORS ARE CAUTIONED THAT SUCH STATEMENTS ARE ONLY PREDICTIONS AND ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS OR BELIEFS AND ARE SUBJECT TO A NUMBER OF FACTORS THAT COULD CAUSE ACTUAL EVENTS OR RESULTS TO DIFFER MATERIALLY. IN CONSIDERING SUCH STATEMENTS, INVESTORS SHOULD SPECIFICALLY CONSIDER VARIOUS FACTORS WHICH COULD CAUSE ACTUAL EVENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED FROM SUCH FORWARD-LOOKING STATEMENTS, INCLUDING THE MATTERS SET FORTH IN STARMEDIA NETWORK, INC.'S REPORTS AND DOCUMENTS FILED FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION. FOR EXAMPLE, MANAGEMENT'S FORWARD-LOOKING STATEMENTS COULD PROVE TO BE INCORRECT DUE TO STARMEDIA NETWORK'S FAILURE TO MAKE TIMELY FILING OF REQUIRED REPORTS IN ACCORDANCE WITH US SECURITIES LAWS; ITS INABILITY TO SETTLE SATISFACTORILY CLAIMS PENDING AGAINST IT, INCLUDING CLASS ACTION LAWSUITS AND THE SEC'S INVESTIGATION OF ACCOUNTING IRREGULARITIES IN PRIOR PERIOD FINANCIAL STATEMENTS; CHANGES IN ECONOMIC CONDITIONS IN COUNTRIES IN WHICH STARMEDIA NETWORK OPERATES; CHANGES IN STARMEDIA NETWORK'S ABILITY TO MAKE AVAILABLE CONTENT, TOOLS AND APPLICATIONS OF INTEREST TO POTENTIAL USERS; ADVERSE CHANGES IN STARMEDIA NETWORK'S LIQUIDITY OR ITS ABILITY TO FUND ITS SUBSIDIARIES TO THE EXTENT NECESSARY; AND OTHER FACTORS.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      STARMEDIA NETWORK, INC.


          JULY 3, 2002                        /s/ MICHAEL HARTMAN
        ----------------              -------------------------------------
           (Date)                     Name:  Michael Hartman, General Counsel